Exhibit 99.1

Encore Capital Group Announces Second Quarter 2016 Financial Results

•	GAAP EPS from continuing operations increases 18% to $1.14

•	Non-GAAP Economic EPS from continuing operations increases 7% to $1.29
SAN DIEGO, August 4, 2016 -- Encore Capital Group, Inc. (NASDAQ: ECPG), an international specialty finance company providing debt recovery solutions for consumers across a broad range of assets, today reported consolidated financial results for the second quarter ended June 30, 2016.
“In the U.S., market participants have continued to exhibit discipline when bidding on portfolios, effectively reducing prices and helping returns remain elevated when compared to a year ago,” said Kenneth A. Vecchione, President and Chief Executive Officer. “Our consumer-centric liquidation programs also help to reinforce the favorable trend in improving returns as first-year liquidations and consumer satisfaction are both on the rise.”
“On the regulatory front, we were pleased to see the Consumer Financial Protection Bureau take the next step in the establishment of industry rules when they published their proposed rule outline last week. Although we’ll continue to evaluate their proposals as they become more refined, we believe the new rules will provide important clarity around key issues in our industry, remove uncertainty that was over-hanging the company and our industry, help raise industry standards to our high level, and create a more level playing field for all industry participants, both large and small.”
Key Financial Metrics for the Second Quarter of 2016:

•	Investment in receivable portfolios was $233 million, compared to $419 million in the same period a year ago, which included Cabot’s acquisition of dlc’s $216 million portfolio in June 2015.

•	Gross collections declined 1% to $434 million, compared to $437 million in the same period of the prior year.

•	Total revenues increased 2% to $289 million, compared to $283 million in the second quarter of 2015.

•
Total operating expenses were $198 million, unchanged from the same period of the prior year. Adjusted operating expenses decreased 2% to $160 million, compared to $164 million in the same period of the prior year. Adjusted operating expenses per dollar collected for the portfolio purchasing and recovery business decreased to 36.9%, compared to 37.6% in the same period of the prior year.

•	Adjusted EBITDA increased 2% to $279 million, compared to $274 million in the same period a year ago.

•	Total interest expense increased to $50.6 million, as compared to $46.3 million in the same period of the prior year, reflecting the financing of recent acquisitions and portfolio purchases in Europe.

•
GAAP income from continuing operations attributable to Encore was $29.6 million, or $1.14 per fully diluted share, as compared to $26.0 million, or $0.97 per fully diluted share in the same period a year ago.

•	Adjusted income from continuing operations attributable to Encore increased 6% to $33.4 million, compared to $31.5 million in the second quarter of 2015.

•
Adjusted income from continuing operations attributable to Encore per share (also referred to as Economic EPS) grew 7% to $1.29, compared to $1.21 in the same period of the prior year. In the second quarter of 2016, Economic EPS was not adjusted for shares associated with Encore’s convertible notes. In calculating Economic EPS for the second quarter of 2015, 0.8 million shares

Encore Capital Group, Inc.

associated with convertible notes that will not be issued but are reflected in the fully diluted share count were excluded for accounting purposes.

•	Estimated Remaining Collections (ERC) declined 3% to $5.5 billion, compared to $5.7 billion at June 30, 2015.

•
Available capacity under Encore’s revolving credit facility, subject to borrowing base and applicable debt covenants, was $194 million as of June 30, 2016, and total debt on a consolidated basis was $2.8 billion.

Conference Call and Webcast
Encore will host a conference call and slide presentation today, August 4, 2016, at 2:00 p.m. Pacific / 5:00 p.m. Eastern time, presenting and discussing the reported results.

Members of the public are invited to access the live webcast via the Internet by logging on at the Investor Relations page of Encore's website at www.encorecapital.com. To access the live, listen-only telephone conference portion, please dial (855) 541-0982 or (704) 288-0606.

For those who cannot listen to the live broadcast, a telephonic replay will be available for seven days by dialing (800) 585-8367 or (404) 537-3406 and entering the conference number 53359649. A replay of the webcast will also be available shortly after the call on the Company's website.

Non-GAAP Financial Measures
This news release includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included adjusted income attributable to Encore and adjusted income attributable to Encore per share (also referred to as economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses this measure to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included information concerning adjusted EBITDA because management utilizes this information, which is materially similar in calculation to a financial measure contained in covenants used in the Company’s revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning adjusted operating expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. Adjusted income attributable to Encore, adjusted income attributable to Encore per share/economic EPS, adjusted EBITDA, and adjusted operating expenses have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this news release a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Encore Capital Group, Inc.

About Encore Capital Group, Inc.
Encore Capital Group is an international specialty finance company that provides debt recovery solutions for consumers across a broad range of assets. Through its subsidiaries, Encore purchases portfolios of consumer receivables from major banks, credit unions and utility providers.

Encore partners with individuals as they repay their obligations, helping them on the road to financial recovery and ultimately improving their economic well-being. Encore is the first and only company of its kind to operate with a Consumer Bill of Rights that provides industry-leading commitments to consumers. Headquartered in San Diego, the company is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P Small Cap 600 and the Wilshire 4500. More information about Encore can be found at http://www.encorecapital.com. More information about the Company’s Cabot Credit Management subsidiary can be found at http://www.cabotcm.com. Information found on the Company’s website or Cabot’s website is not incorporated by reference.

Forward Looking Statements
The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K and 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Contact:

Bruce Thomas
Vice President, Investor Relations
Encore Capital Group, Inc.
(858) 309-6442
bruce.thomas@encorecapital.com

FINANCIAL TABLES FOLLOW

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Financial Condition
(In Thousands, Except Par Value Amounts)
(Unaudited)

	June 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$139,009	$123,993
Investment in receivable portfolios, net	2,469,593	2,440,669
Property and equipment, net	67,428	72,546
Deferred court costs, net	69,150	75,239
Other assets	184,721	148,762
Goodwill	840,544	924,847
Assets associated with discontinued operations	—	388,763
Total assets	$3,770,445	$4,174,819
Liabilities and equity
Liabilities:
Accounts payable and accrued liabilities	$217,215	$290,608
Debt	2,849,066	2,944,063
Other liabilities	30,451	59,226
Liabilities associated with discontinued operations	—	232,434
Total liabilities	3,096,732	3,526,331
Commitments and contingencies
Redeemable noncontrolling interest	40,736	38,624
Redeemable equity component of convertible senior notes	4,588	6,126
Equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 50,000 shares authorized, 25,527 shares and 25,288 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	255	253
Additional paid-in capital	112,959	110,533
Accumulated earnings	598,771	543,489
Accumulated other comprehensive loss	(92,536)	(57,822)
Total Encore Capital Group, Inc. stockholders’ equity	619,449	596,453
Noncontrolling interest	8,940	7,285
Total equity	628,389	603,738
Total liabilities, redeemable equity and equity	$3,770,445	$4,174,819
The following table includes assets that can only be used to settle the liabilities of the Company’s consolidated variable interest entities (“VIEs”) and the creditors of the VIEs have no recourse to the Company. These assets and liabilities are included in the consolidated statements of financial condition above.

	June 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$37,464	$50,483
Investment in receivable portfolios, net	1,176,446	1,197,513
Property and equipment, net	16,447	19,767
Deferred court costs, net	33,018	33,296
Other assets	45,711	31,679
Goodwill	637,156	706,812
Assets associated with discontinued operations	—	92,985
Liabilities
Accounts payable and accrued liabilities	$92,210	$142,375
Debt	1,637,825	1,665,009
Other liabilities	719	839
Liabilities associated with discontinued operations	—	58,923

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Income
(In Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended June 30,
	2016	2015
Revenues
Revenue from receivable portfolios, net	$267,452	$270,301
Other revenues	21,990	12,361
Total revenues	289,442	282,662
Operating expenses
Salaries and employee benefits	75,499	65,569
Cost of legal collections	46,807	57,076
Other operating expenses	24,946	21,735
Collection agency commissions	9,274	8,466
General and administrative expenses	32,934	37,638
Depreciation and amortization	8,235	7,878
Total operating expenses	197,695	198,362
Income from operations	91,747	84,300
Other (expense) income
Interest expense	(50,597)	(46,250)
Other income	3,134	395
Total other expense	(47,463)	(45,855)
Income before income taxes	44,284	38,445
Provision for income taxes	(13,451)	(14,921)
Income from continuing operations	30,833	23,524
Income from discontinued operations, net of tax	—	1,661
Net income	30,833	25,185
Net (income) loss attributable to noncontrolling interest	(1,245)	2,472
Net income attributable to Encore Capital Group, Inc. stockholders	$29,588	$27,657
Amounts attributable to Encore Capital Group, Inc.:
Income from continuing operations	$29,588	$25,996
Income from discontinued operations, net of tax	—	1,661
Net income	$29,588	$27,657

Earnings (loss) per share attributable to Encore Capital Group, Inc.:

Basic earnings per share from:
Continuing operations	$1.15	$1.00
Discontinued operations	$—	$0.07
Net basic earnings per share	$1.15	$1.07
Diluted earnings per share from:
Continuing operations	$1.14	$0.97
Discontinued operations	$—	$0.06
Net diluted earnings per share	$1.14	$1.03

Weighted average shares outstanding:
Basic	25,742	25,885
Diluted	25,874	26,919

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited, In Thousands)

	Six Months Ended June 30,
	2016	2015
Operating activities:
Net income	$57,440	$55,152
Adjustments to reconcile net income to net cash provided by operating activities:
Loss (income) from discontinued operations, net of income taxes	1,352	(3,541)
Depreciation and amortization	18,096	16,015
Non-cash interest expense, net	19,242	17,182
Stock-based compensation expense	8,869	12,103
Gain on derivative instruments, net	(7,531)	—
Deferred income taxes	(25,002)	765
Excess tax benefit from stock-based payment arrangements	—	(1,479)
Loss on sale of discontinued operations, net of tax	1,830	—
Reversal of allowances on receivable portfolios, net	(4,670)	(7,219)
Changes in operating assets and liabilities
Deferred court costs and other assets	(666)	(13,437)
Prepaid income tax and income taxes payable	5,260	(25,830)
Accounts payable, accrued liabilities and other liabilities	(27,236)	(5,616)
Net cash provided by operating activities from continuing operations	46,984	44,095
Net cash provided by operating activities from discontinued operations	2,096	3,317
Net cash provided by operating activities	49,080	47,412
Investing activities:
Cash paid for acquisitions, net of cash acquired	(675)	(237,873)
Proceeds from divestiture of business, net of cash divested	106,041	—
Purchases of receivable portfolios, net of put-backs	(517,665)	(356,302)
Collections applied to investment in receivable portfolios, net	351,219	334,587
Purchases of property and equipment	(10,094)	(10,642)
Other, net	3,502	—
Net cash used in investing activities from continuing operations	(67,672)	(270,230)
Net cash provided by (used in) used in investing activities from discontinued operations	14,685	(61,652)
Net cash used in investing activities	(52,987)	(331,882)
Financing activities:
Payment of loan costs	(2,934)	(6,574)
Proceeds from credit facilities	288,750	741,665
Repayment of credit facilities	(307,946)	(357,496)
Repayment of senior secured notes	(11,256)	(7,500)
Repayment of securitized notes	(935)	(22,694)
Repurchase of common stock	—	(33,185)
Taxes paid related to net share settlement of equity awards	(4,068)	(5,260)
Excess tax benefit from stock-based payment arrangements	—	1,479
Proceeds from other debt	34,946	—
Other, net	(7,779)	(6,640)
Net cash (used in) provided by financing activities	(11,222)	303,795
Net (decrease) increase in cash and cash equivalents	(15,129)	19,325
Effect of exchange rate changes on cash	545	(5,330)
Cash and cash equivalents, beginning of period	153,593	124,163
Cash and cash equivalents, end of period	139,009	138,158
Cash and cash equivalents of discontinued operations, end of period	—	34,917
Cash and cash equivalents of continuing operations, end of period	$139,009	$103,241

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.
Supplemental Financial Information
Reconciliation of Adjusted Income Attributable to Encore to GAAP Net (Loss) Income Attributable to Encore, Adjusted EBITDA to GAAP Net (Loss) Income, and Adjusted Operating Expenses Related to Portfolio Purchasing and Recovery Business to GAAP Total Operating Expenses
(In Thousands, Except Per Share amounts) (Unaudited)

	Three Months Ended June 30,
	2016			2015
	$	Per Diluted Share— Accounting	Per Diluted Share— Economic	$	Per Diluted Share— Accounting	Per Diluted Share— Economic
GAAP net income from continuing operations attributable to Encore, as reported	$29,588	$1.14	$1.14	$25,996	$0.97	$1.00
Adjustments:
Convertible notes non-cash interest and issuance cost amortization	2,921	0.11	0.11	2,809	0.10	0.11
Acquisition, integration and restructuring related expenses	3,271	0.13	0.13	9,297	0.35	0.35
Settlement fees and related administrative expenses	698	0.03	0.03	—	—	—
Amortization of certain acquired intangible assets	575	0.02	0.02	—	—	—
Income tax effect of the adjustments	(2,338)	(0.09)	(0.09)	(2,570)	(0.10)	(0.10)
Adjustments attributable to noncontrolling interest (1)	(1,273)	(0.05)	(0.05)	(4,023)	(0.15)	(0.15)
Adjusted income from continuing operations attributable to Encore	$33,442	$1.29	$1.29	$31,509	$1.17	$1.21
________________________

(1)
Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

	Three Months Ended June 30,
	2016	2015
GAAP net income, as reported	$30,833	$25,185
Adjustments:
Income from discontinued operations, net of tax	—	(1,661)
Interest expense	50,597	46,250
Provision for income taxes	13,451	14,921
Depreciation and amortization	8,235	7,878
Amount applied to principal on receivable portfolios	166,648	167,024
Stock-based compensation expense	5,151	6,198
Acquisition, integration and restructuring related expenses	3,271	7,892
Settlement fees and related administrative expenses	698	—
Adjusted EBITDA	$278,884	$273,687

Encore Capital Group, Inc.

	Three Months Ended June 30,
	2016	2015
GAAP total operating expenses, as reported	$197,695	$198,362
Adjustments:
Stock-based compensation expense	(5,151)	(6,198)
Operating expenses related to non-portfolio purchasing and recovery business	(28,253)	(19,946)
Acquisition, integration and restructuring related expenses	(3,271)	(7,892)
Settlement fees and related administrative expenses	(698)	—
Adjusted operating expenses related to portfolio purchasing and recovery business	$160,322	$164,326